                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated February
21, 2008, in the Registration Statement and related Prospectus (Form S-6 No.
333-148965) dated February 21, 2008 of Equity Opportunity Trust Blue Chip Series
2008A.

                                             /s/ ERNST & YOUNG LLP
                                             ---------------------
                                                 ERNST & YOUNG LLP

New York, New York
February 21, 2008